UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2007

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31262	01-0609375
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

622 Third Avenue, 37th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 885-2500
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Asbury Automotive Group, Inc. (the “Company”) issued a press release on February 26, 2007 announcing that it has commenced a tender offer for its outstanding $250 million principal amount of 9% Senior Subordinated Notes due 2012.  In connection with the tender offer, the Company is soliciting consents from noteholders to effect certain proposed amendments to the indenture governing the notes.  A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 26, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: February 26, 2007	By:	/s/ Kenneth B. Gilman
		Name:	Kenneth B. Gilman
		Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 26, 2007

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